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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  May 16, 2001
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                        (Date of earliest event reported)


                            ESB Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                              0-19345                 25-1659846
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



600 Lawrence Avenue, Ellwood City, Pennsylvania                          16117
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(Address of principal executive offices)                              (Zip Code)


                                 (724) 758-5584
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.         OTHER EVENTS

        On May 16, 2001, ESB Financial Corporation ("ESB"), a Pennsylvania corporation headquartered in Ellwood City, Pennsylvania, and WSB Holding Company ("WSB"), a Pennsylvania corporation headquartered in Pittsburgh, Pennsylvania, entered into an Agreement and Plan of Reorganization (the "Agreement") (including an Agreement of Merger) which sets forth the terms and conditions under which WSB will merge with and into ESB (the "Merger").

        The Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each outstanding share of common stock of WSB ("WSB Common Stock") (other than (i) shares as to which dissenters' rights have been asserted and duly perfected in accordance with Pennsylvania law and (ii) any shares held by WSB (including treasury shares) or ESB or any of their respective wholly-owned subsidiaries, in each case other than in a fiduciary capacity) shall, by virtue of the Merger, and without any further action by the holder thereof, be converted into and represent the right to receive $17.10 in cash or common stock of ESB ("ESB Common Stock") at the election of the holder thereof, subject to an overall requirement that 51% of the total outstanding WSB Common Stock be exchanged for ESB Common Stock and 49% for cash.

        Concurrently with the execution and delivery of the Agreement (i) WSB entered into a Stock Option Agreement with ESB (the "Stock Option Agreement") whereby WSB granted to ESB an option to purchase up to 60,535 shares of WSB Common Stock at a price of $11.90 per share, which is exercisable only upon the occurrence of certain events and subject to an overall profit limitation to ESB of $25,000 (ii) ESB entered into a stockholders agreement with executive officers and directors of WSB (the "Stockholders Agreement") whereby the executive officers and directors of WSB agreed to vote their shares of WSB Common Stock in favor of the Merger at the meeting of WSB stockholders to be called to approve the Merger.

        Consummation of the Merger is subject to the approval of the stockholders of WSB and the receipt of all required regulatory approvals, as well as other customary conditions.

        The Agreement, the Stock Option Agreement, the Stockholders Agreement and the press release issued by ESB and WSB on May 16, 2001 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Agreement, the Stock Option Agreement and the Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements.


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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     The following exhibits are filed with this report:

Exhibit Number                            Description
--------------                            -----------
2.1                Agreement and Plan of Reorganization, dated as of May 16,
                   2001, between ESB and WSB (including the related Agreement of
                   Merger attached as Exhibit C thereto)

10.1               Stock Option Agreement, dated as of May 16, 2001, between ESB
                   (as grantee) and WSB (as issuer)

10.2 Stockholders Agreement, dated as of May 16, 2001 between ESB and the executive officers and directors of WSB

99.1               Press Release dated May 16, 2001


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ESB FINANCIAL CORPORATION



Date: May 17, 2001                   By:  /s/ Charlotte A. Zuschlag
                                          -------------------------------------
                                          Charlotte A. Zuschlag
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX




Exhibit Number                            Description
--------------                            -----------
2.1                Agreement and Plan of Reorganization, dated as of May 16,
                   2001, between ESB and WSB (including the related Agreement of
                   Merger attached as Exhibit C thereto)

10.1               Stock Option Agreement, dated as of May 16, 2001, between ESB
                   (as grantee) and WSB (as issuer)

10.2 Stockholders Agreement, dated as of May 16, 2001 between ESB and the executive officers and directors of WSB

99.1               Press Release dated May 16, 2001


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